UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2009

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     (b)    As reported in the Form 8-K dated September 30, 2008 filed by Foot Locker, Inc. (the “Company”) on October 1, 2008, the employment of Richard T. Mina, former President and Chief Executive Officer of Foot Locker, Inc.-U.S.A., was terminated without cause as of October 31, 2008. On May 28, 2009, the Company provided the attached Term Sheet to Mr. Mina’s counsel, indicating that the Company will provide to Mr. Mina the severance benefits set forth on the Term Sheet, including a severance payment of $1,463,942 and a payment of $914,620 from the Supplemental Executive Retirement Plan.

     A copy of the Term Sheet is filed as Exhibit 99.1 to this report, and the description of the severance benefits contained herein is qualified in its entirety by reference to such Term Sheet.

Item 9.01.	Financial Statements and Exhibits.

     (c)    Exhibits.

          99.1         Term Sheet

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: June 3, 2009	By:	/s/ Gary M. Bahler
Senior Vice President, General Counsel and
Secretary